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                                                                    EXHIBIT 23.3


                                     CONSENT
                                     -------


         Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-1 of Commodore Applied
Technologies, Inc. (the "Company") as a person about to become a director of the Company.


Dated:  May 31, 1996



                                            /s/ Kenneth L. Adelman, Ph.D.
                                                -------------------------------
                                                Kenneth L. Adelman, Ph.D.